united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number       811-21237

          Unified Series Trust

     2960 N. Meridian Street, Ste.300, Indianapolis, IN 46208

Christopher E. Kashmerick
Unified Fund Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     12/31

Date of reporting period:     12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Crawford Dividend Growth Fund

Annual Report

December 31, 2008

Fund Advisor:

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW, Suite 1650

Atlanta, Georgia 30339

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member FINRA, 2960 N. Meridian St. Suite 300, Indianapolis, IN 46208.

Crawford Dividend Growth Fund

Management’s Discussion & Analysis

For the twelve months ended December 31, 2008, the Crawford Dividend Growth Fund Class C shares returned -29.41% and Class I shares returned -28.60%, outperforming the Russell 1000 Value which returned -36.85% and outperforming the S&P 500 Index which returned -36.99% for the same period. During the course of 2008, it was the Fund’s policy to remain fully invested in common stocks, which we classify as 95% or greater of the Fund’s assets.

In 2008, stocks in the financial sector were once again the worst performing economic sector for the year. The financial stocks owned in the Fund outperformed the financial stocks in the S&P 500 Index and Russell 1000 Value Index. We are pleased to report that our stock selection within the Fund was a strong contribution to the relative performance, most pronounced within the financial sector. In late 2007, we reduced the number of bank stocks in the Fund. This action helped the Fund as the banking industry was under pressure for most of 2008.

We believe quality is a hallmark characteristic of the portfolio, and that over time investing in high quality companies with attractive valuations is a prudent way of producing attractive long-term returns. In 2008 approximately 81% of the portfolio’s assets were invested in stocks with an S&P Quality rating of A or better versus a weighting of 45% for the S&P 500 and 48% for the Russell 1000 Value Index. In 2008, quality was a positive contributor to the portfolio’s returns. Our investment philosophy leads us to purchase high quality stocks with stable earnings and cash flow when we believe they represent attractive value. As the economy moved into a period of slower growth, investors have been attracted to stable businesses which offer more consistent earnings growth.

As we enter 2009, the financial markets are evidencing continued concern over the prospect for economic growth. While we expect slowing in overall economic activity, particularly in the first half of the year, inflation should remain well contained. Valuations on large U.S. stocks appear attractive and we believe the Fund is positioned to earn reasonable returns as investors become more interested in high quality stocks.

Thank you for your investment in the Crawford Dividend Growth Fund.

The views expressed are those of the investment adviser as of December 31, 2008 and are not intended as a forecast or as investment recommendations.

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

* In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed less than one year after purchase and an annual 12b-1 fee of 1.00%.

** The S&P 500 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500 Index or the Russell 1000 Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on January 27, 2004 (commencement of Fund operations) and held through December 31, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets

2 Common Stock.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.  Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (loads) for Class C shares of the Fund; short-term redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Class C shares of the Fund) and other Fund expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the contingent deferred sales charge (load) imposed on redemptions of Class C shares made less than one year after purchase. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the contingent deferred sales charge (load) imposed by the Fund would increase your expenses.

Crawford Dividend Growth Fund – Class C	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period* (July 1, 2008 – December 31, 2008)
Actual	$1,000.00	$775.29	$8.94
Hypothetical **	$1,000.00	$1,015.06	$10.15
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class I	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period* (July 1, 2008 – December 31, 2008)
Actual	$1,000.00	$780.48	$4.47
Hypothetical **	$1,000.00	$1,020.11	$5.07
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Crawford Dividend Growth Fund
Schedule of Investments
December 31, 2008

Common Stocks - 98.43%	Shares	Value

Accident & Health Insurance - 6.78%
Aflac, Inc.	16,875	$ 773,550
PartnerRe Ltd.	12,075	860,585
		1,634,135

Beverages - 3.09%
PepsiCo, Inc.	13,575	743,503

Books: Publishing or Publishing and Printing - 2.69%
McGraw-Hill Companies, Inc. / The	27,900	647,001

Computer & Office Equipment - 3.07%
International Business Machines Corp.	8,800	740,608

Crude Petroleum & Natural Gas - 2.53%
Questar Corp.	18,625	608,851

Drilling Oil & Gas Wells - 1.20%
Helmerich & Payne, Inc.	12,765	290,404

Electric Services - 2.50%
Progress Energy, Inc.	15,100	601,735

Electronic & Other Electrical Equipment - 2.71%
General Electric Co.	40,250	652,050

Footwear (No Rubber) - 3.14%
Wolverine World Wide, Inc.	35,950	756,388

Insurance Agents, Brokers & Service- 3.45%
Arthur J. Gallagher & Co.	32,100	831,711

Investment Advice - 2.95%
Federated Investors, Inc. - Class B	41,850	709,776

Miscellaneous Fabricated Metal Products - 2.90%
Parker Hannifin Corp.	16,450	699,783

Miscellaneous Food Preparations & Kindred Products - 3.15%
McCormick & Co., Inc.	23,850	759,861

Paints, Varnishes, Lacquers, Enamels & Allied Products - 3.08%
Valspar Corp. / The	41,095	743,409

Perfumes, Cosmetics & Other Toilet Preparations - 3.43%
Colgate-Palmolive Co.	12,075	827,620

Petroleum Refining - 8.58%
Chevron Corp.	10,645	787,411
Exxon Mobil Corp.	10,675	852,185
Holly Corp.	23,550	429,317
		2,068,913

Pharmaceutical Preparations - 6.29%
Abbott Laboratories	13,900	741,843
Johnson & Johnson	12,925	773,303
		1,515,146

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund Schedule of Investments - continued December 31, 2008

Common Stocks - 98.43% - continued	Shares	Value

Retail - Drug Stores and Proprietary Stores - 3.13%
Walgreen Co.	30,575	$ 754,285

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.11%
T. Rowe Price Group, Inc.	21,150	749,556

Semiconductors & Related Devices - 2.96%
Linear Technology Corp.	32,275	713,923

Ship & Boat Building & Repairing - 2.95%
General Dynamics Corp.	12,350	711,237

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.02%
Procter & Gamble Company / The	11,775	727,930

State Commercial Banks - 3.23%
Northern Trust Corp.	14,925	778,189

Surgical & Medical Instruments & Apparatus - 2.90%
Stryker Corp.	17,500	699,125

Telephone Communications - 3.40%
AT&T, Inc.	28,750	819,375

Wholesale - Drugs Proprietaries & Druggists' Sundries - 2.78%
Cardinal Health, Inc.	19,425	669,580

Wholesale - Durable Goods - 3.34%
W.W. Grainger, Inc.	10,225	806,139

Wholesale - Groceries & Related Products - 2.86%
Sysco Corp.	30,050	689,347

Wholesale - Motor Vehicle Supplies & New Parts - 3.21%
Genuine Parts Co.	20,425	773,290

TOTAL COMMON STOCKS (Cost $26,606,866)		23,722,870

Money Market Securities - 1.25%
Huntington Money Market Fund - Investment A Shares, 0.02% (a)	299,890	299,890

TOTAL MONEY MARKET SECURITIES (Cost $299,890)		299,890

TOTAL INVESTMENTS (Cost $26,906,756) - 99.68%		$ 24,022,760

Other assets less liabilities - 0.32%		77,814

TOTAL NET ASSETS - 100.00%		$ 24,100,574

(a) Variable rate security; the money market rate shown represents the rate at December 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments in securities, at market value (cost $26,906,756)	$ 24,022,760
Dividends receivable	83,824
Interest receivable	66
Receivable due from advisor (a)	16,073
Prepaid expenses	5,149
Total assets	24,127,872

Liabilities
Payable to fund administrator, fund accountant & transfer agent	9,782
Payable to custodian	1,100
Accrued 12b-1 fees, Class C	299
Payable to trustees and officers	620
Accrued expenses	15,497
Total liabilities	27,298

Net Assets	$ 24,100,574

Net Assets consist of:
Paid in capital	$30,689,724
Undistributed net investment income	19,416
Accumulated net realized (loss) from investment transactions	(3,724,570)
Net unrealized (depreciation) on investments	(2,883,996)

Net Asset Value	$24,100,574

Class C:

Net Assets	$317,527

Shares outstanding (unlimited number of shares authorized)	38,382

Net asset value and offering price per share	$8.27

Redemption price per share ($8.27 * 0.99) (b)	$8.19

Class I:

Net Assets	$23,783,047

Shares outstanding (unlimited number of shares authorized)	2,880,267

Net asset value, offering and redemption price per share	$ 8.26

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on Class C shares redeemed less than one year after they are purchased.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statement of Operations
For the fiscal year ended December 31, 2008

Investment Income
Dividend income	$ 905,788
Interest income	9,867
Total Income	915,655

Expenses
Investment advisor fees (a)	325,198
12b-1 fees, Class C (a)	4,067
Administration expenses	42,296
Transfer agent expenses	41,132
Fund accounting expenses	27,791
Auditing expenses	17,483
Legal expenses	14,138
Registration expenses	9,932
Custodian expenses	7,245
Trustee expenses	6,986
CCO expenses	5,821
Insurance expenses	4,225
Pricing expenses	4,159
Report printing expenses	3,852
Miscellaneous expenses	1,560
24f-2 expenses	66
Total Expenses	515,951
Fees waived by Advisor (a)	(186,768)
Net operating expenses	329,183
Net Investment Income	586,472

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(3,455,680)
Change in unrealized appreciation (depreciation) on investment securities	(7,449,862)
Net realized and unrealized gain (loss) on investment securities	(10,905,542)
Net increase (decrease) in net assets resulting from operations	$ (10,319,070)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets Due To:	December 31, 2008	December 31, 2007
Operations:
Net investment income	$ 586,472	$ 587,643
Net realized gain (loss) on investment securities	(3,455,680)	918,090
Change in unrealized appreciation (depreciation) on investment securities	(7,449,862)	(1,191,350)
Net increase (decrease) in net assets resulting from operations	(10,319,070)	314,383

Distributions to shareholders:
From net investment income, Class C	(3,088)	(2,255)
From net investment income, Class I	(563,968)	(588,658)
From net realized gain, Class C	-	(10,542)
From net realized gain, Class I	-	(964,980)
Change in net assets from distributions	(567,056)	(1,566,435)

Capital Share Transactions - Class C
Proceeds from sale of shares	86,350	80,758
Reinvestment of distributions	3,083	12,506
Shares redeemed	(73,536)	(18,354)
Net increase (decrease) in net assets resulting
from Class C share transactions	15,897	74,910

Capital Share Transactions - Class I
Proceeds from sale of shares	3,868,758	6,185,590
Reinvestment of distributions	548,504	1,515,995
Shares redeemed	(9,931,238)	(4,783,312)
Net increase (decrease) in net assets resulting
from Class I share transactions	(5,513,976)	2,918,273

Net increase (decrease) in net assets resulting
from share transactions	(5,498,079)	2,993,183

Total Increase (Decrease) in Net Assets	(16,384,205)	1,741,131

Net Assets
Beginning of year	40,484,779	38,743,648

End of year	$ 24,100,574	$ 40,484,779

Accumulated undistributed net investment income	$ 19,416	$ -

Capital Share Transactions - C Shares
Shares sold	9,011	6,357
Shares issued in reinvestment of distributions	374	1,069
Shares redeemed	(8,087)	(1,428)

Net increase (decrease) from capital share transactions	1,298	5,998

Capital Share Transactions - I Shares
Shares sold	398,195	492,920
Shares issued in reinvestment of distributions	66,891	129,461
Shares redeemed	(964,929)	(388,488)

Net increase (decrease) from capital share transactions	(499,843)	233,893

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund - Class C
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2008		December 31, 2007	December 31, 2006	December 31, 2005		December 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.84		$ 12.19	$10.57	$ 11.14		$10.32
Income from investment operations:
Net investment income	0.10		0.06	0.07	0.06		0.07
Net realized and unrealized gain (loss)	(3.58)		(0.05)	1.62	(0.57)		0.84
Total from investment operations	(3.48)		0.01	1.69	(0.51)		0.91
Less Distributions to shareholders:
From net investment income	(0.09)		(0.06)	(0.07)	(0.06)		(0.08)
From net realized gain	-		(0.30)	-	-	(b)	(0.01)
Total distributions	(0.09)		(0.36)	(0.07)	(0.06)		(0.09)

Paid in capital from CDSC fees	-	(c)	-	-	-		-	(c)

Net asset value, end of period	$ 8.27		$11.84	$12.19	$ 10.57		$11.14

Total Return (d)	-29.41%		0.11%	16.02%	-4.54%		8.82%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$318		$ 439	$ 379	$ 368		$ 232
Ratio of expenses to average net assets	2.00%		2.00%	2.00%	2.00%		2.00%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.77%		2.68%	2.76%	2.18%		6.06%	(f)
Ratio of net investment income to
average net assets	0.82%		0.44%	0.57%	0.37%		1.45%	(f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.05%		(0.24)%	(0.19)%	0.20%		(2.61)%	(f)
Portfolio turnover rate	35.52%		32.97%	35.04%	34.53%		32.09%

(a) For the period January 27, 2004 (Commencement of Operations) to December 31, 2004.
(b) Distribution rounds to less than $0.005 per share
(c) CDSC fees resulted in less than $0.005 per share.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.

(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund - Class I
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005		December 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.85	$ 12.19	$10.58	$11.13		$ 10.00
Income from investment operations:
Net investment income	0.21	0.18	0.18	0.13		0.12
Net realized and unrealized gain (loss)	(3.60)	(0.04)	1.60	(0.55)		1.14
Total from investment operations	(3.39)	0.14	1.78	(0.42)		1.26
Less Distributions to shareholders:
From net investment income	(0.20)	(0.18)	(0.17)	(0.13)		(0.12)
From net realized gain	-	(0.30)	-	-	(b)	(0.01)
Total distributions	(0.20)	(0.48)	(0.17)	(0.13)		(0.13)

Net asset value, end of period	$8.26	$ 11.85	$ 12.19	$ 10.58		$11.13

Total Return (c)	-28.60%	1.20%	16.86%	-3.74%		12.62%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$23,783	$40,046	$38,365	$30,927		$ 22,604
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.57%	1.43%	1.50%	1.55%		2.52%	(e)
Ratio of net investment income to
average net assets	1.82%	1.44%	1.60%	1.38%		2.47%	(e)
Ratio of net investment income to
average net assets before waiver & reimbursement	1.25%	1.01%	1.10%	0.83%		0.95%	(e)
Portfolio turnover rate	35.52%	32.97%	35.04%	34.53%		32.09%

(a) For the period January 5, 2004 (Commencement of Operations) to December 31, 2004.
(b) Distribution rounds to less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund

Notes to the Financial Statements

December 31, 2008

NOTE 1.	ORGANIZATION

Crawford Dividend Growth Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on December 7, 2003. The Trust is a open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). Operations were authorized to commence on January 2, 2004. The investment objective of the Fund is to provide total return. The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”).

The Fund currently offers two classes of shares, Class C and Class I. Class I shares were first offered to the public on January 5, 2004; and Class C shares were first offered to the public on January 27, 2004. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended December 31, 2008, there were no such reclassifications.

Contingent Deferred Sales Charges – With respect to Class C Shares, there is no initial sales charge on purchases; however, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed within 12 months after they are purchased. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective June 29, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its common stocks at the closing price established by the market exchange on which they trade. Money market securities are valued at amortized cost. Any fixed income securities the Fund may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Advisor has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to Security valuations section in this Note.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 24,022,760	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 24,022,760	$ -

*Other financial instruments include call options, futures, forwards, and swap contracts.

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (SFAS) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) at 1.00% of its average daily net assets of the Fund through April 30, 2009. For the fiscal year ended December 31, 2008, the Advisor earned fees of $325,198 from the Fund, before waiver of fees. For the fiscal year ended December 31, 2008, the Advisor waived fees of $186,768. At December 31, 2008, the Advisor owed $16,073 to the Fund.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation. The amounts subject to recoupment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through
Amount	December 31,

$ 178,374	2010
186,768	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2008, Unified earned fees of $42,296 for administrative services provided to the Fund. At December 31, 2008, the Fund owed Unified $4,250 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management at the Custodian. For the fiscal year ended December 31, 2008, the Custodian earned fees of $7,245 for custody services provided to the Fund. At December 31, 2008, the Fund owed the Custodian $1,100 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2008, Unified earned fees of $22,672 from the Fund for transfer agent services provided to the Fund and

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2008

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

$18,460 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended December 31, 2008, Unified earned fees of $27,791 from the Fund for fund accounting services provided to the Fund. At December 31, 2008, the Fund owed Unified $1,900 for transfer agent services, $1,496 in reimbursement of out-of-pocket expenses and $2,136 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the fiscal year ended December 31, 2008. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund invests in shares of Huntington Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $9,867 was received from the Huntington Money Market Fund for the fiscal year ended December 31, 2008.

The Fund has adopted a Distribution Plan for Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), under which the class is authorized to incur expenses at a maximum annual rate of 1.00% of the average daily net assets for Class C, which includes up to 0.75% for distribution services and up to 0.25% for shareholder services. The 12b-1 payments are made to the Advisor, as the disbursing agent, to pay for eligible expenses. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Plan is designed to promote the sale of shares of the Fund. The Plan is a compensation plan, which means that the compensation is provided regardless of 12b-1 expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund under the Plan. For the fiscal year ended December 31, 2008, the Class C shares incurred 12b-1 expenses of $4,067. At December 31, 2008, the Fund owed the Advisor $299 in 12b-1 fees.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$ -
Other	11,062,063
Sales
U.S. Government Obligations	$ -
Other	16,176,735

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2008

NOTE 4.	INVESTMENT TRANSACTIONS - continued

At December 31, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 1,785,191
Gross (Depreciation)	(6,035,831)
Net Depreciation
on Investments	$ (4,250,640)

At December 31, 2008, the aggregate cost of securities for federal income tax purposes was $28,273,400.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2008, Charles Schwab & Co, Inc., for the benefit of its customers, owned 27.13% of the Class I shares. Ameritrade Inc., for the benefit of its customers, owned 26.89% of the Class I shares. Morgan Keegan & Co., for the benefit of its customers, owned 65.78% of the Class C shares. First Clearing, LLC, for the benefit of its customers, owned 29.29% of the Class C shares. Therefore, the foregoing entities may be deemed to control the Fund.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

On December 17, 2008, the Fund paid an income distribution of $0.1990 per share to Class I shareholders of record on December 16, 2008.

On December 17, 2008, the Fund paid an income distribution of $0.0874 per share to Class C shareholders of record on December 16, 2008.

The tax character of distributions paid during the fiscal years 2008 and 2007 was as follows:

	2008		2007
Distributions paid from:	Class I	Class C	Class I	Class C
Ordinary income	$ 563,968	$ 3,088	$ 588,658	$ 2,255
Short-term Capital Gain	-	-	47,367	518
Long-term Capital Gain	-	-	917,613	10,024
	$ 563,968	$ 3,088	$ 1,553,638	$ 12,797

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2008

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$ 19,416
Capital Loss Carryforward	(2,357,926)
Unrealized depreciation	(4,250,640)
$ (6,589,150)

The difference between book basis and tax basis unrealized appreciation as of December 31, 2008 was attributable primarily to the tax deferral of losses on wash sales in the amount of $56,258 and the Fund’s election to defer post-October losses of $1,310,386.

NOTE 8.	CAPITAL LOSS CARRYFORWARD

At December 31, 2008, the Fund has available for federal tax purposes an unused capital loss carryforward of $2,357,926, which is available for offset against future taxable net capital gains. This loss carryforward expires on December 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of

Crawford Dividend Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Crawford Dividend Growth Fund (the “Fund”), a series of the Unified Series Trust,as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crawford Dividend Growth Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 27, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008. Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from 1992 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Senior Vice President of Global Trust Company Since 2008; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of December 31, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED)

The continuation of the Management Agreement of the Crawford Dividend Growth Fund (the “Fund”) with Crawford Investment Counsel, Inc. (the “Advisor”) was recommended by the Advisor Contract Renewal Committee (the “Committee”) of the Board, and approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on November 10, 2008. The Chairman noted that no changes had been proposed to the Fund’s management agreement or expense cap side letter. Materials provided to the Committee included: (i) executed copies of the Fund’s management agreement and current expense cap side letter, (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that the Advisor had adopted a compliance program that is reasonably designed to prevent violations of federal securities laws by the Fund, (iv) the Advisor’s Form ADV Part II and accompanying schedules, (v) a balance sheet for the Advisor as of June 30, 2008 and income statements for the period January – June 2008, (vi) reports regarding the Fund’s performance for the past 1- and 3-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (viii) reports comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator. The Committee also interviewed the Advisor’s compliance officer and portfolio manager with respect to these and other issues.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation. The Committee members also noted that they had taken into account a number of factors that they believed to be relevant, using their own business judgment. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s Management Agreement.

As to the nature, extent, and quality of the services provided by the Advisor, The Committee noted that the Advisor manages approximately $2.3 billion in assets, of which the Fund represented $32 million, as of September 30, 2008. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, then considered the adequacy of such resources in light of the expected growth in the levels of Fund assets and whether the resources are sufficient to sustain positive performance, compliance and other needs. The Committee determined that the Advisor’s resources appear adequate and specifically noted that the Advisor provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund. The Committee noted that the Advisor also provides the support of various administrative staff, including the Advisor’s compliance officer, trader and two research analysts. The Committee noted that the Advisor was not proposing any changes to the level of services provided to the Fund.

The Committee noted that, in addition to the Fund, the Advisor also manages certain separate accounts with investment objectives and strategies similar to the Fund. As a result, the Committee sought assurances from the Advisor that trades were being allocated fairly among the Fund and the separate accounts, given the potential for conflict of interest in managing the Fund and the separate accounts side-by-side. The Advisor noted that, after accounting for Fund expenses, the Fund had outperformed the separately managed accounts year-to-date. The Committee noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year and noted, based on such reports, that the Fund’s investment policies and restrictions had been consistently complied with during the last year.

The Committee further noted that the Trust’s Chief Compliance Officer had reviewed the Advisor’s compliance policies and procedures and had determined that they appeared reasonably designed to prevent violations of federal securities laws.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED) - continued

With respect to the Fund’s performance, The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for the three-month, one-year and three-year periods ended September 30, 2008, the Fund had outperformed its peer group average return, and also outperformed its benchmarks, the Russell 1000 Value and S&P 500 indices. The Committee noted the Advisor’s adjustment of the Fund’s capitalization range as an effort to more closely track the capitalization range of the Fund’s benchmark. The Administrator noted that the Fund’s Institutional Class recently had received a five-star rating from Morningstar. The Advisor stated that its dividend growth strategy has performed as designed over the year-to-date and that its focus was on quality portfolio companies, as measured by regular dividend payments, even in difficult markets.

The Committee then discussed the Advisor’s fee rates and profitability. The Advisor’s compliance officer confirmed that the Advisor contractually has agreed to continue capping certain operating expenses of the Fund at 1.00% (excluding typical non-operating costs and 12b-1 fees for Class C) through April 30, 2010. The Committee noted that, although the Advisor’s fee of 1.00% was higher than its peer group average, the Fund’s Class I total expenses were lower than its peer group average of 1.40% because the Advisor capped expenses.

The Committee reviewed the Advisor’s financial statements as of June 30, 2008, and noted that the Fund’s assets constituted only a very small portion of the Advisor’s total assets under management. They noted although the Advisor realized a small profit from managing the Fund, profits have decreased each year as operating and regulatory expenses incurred in operating the Fund increase.

The Committee noted that the Advisor has entered into soft dollar arrangements pursuant to which a portion of the Fund’s brokerage commissions are directed to brokers and dealers who provide the Advisor with research services, and that the Advisor reported that such research services benefit the Fund.

In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee noted that although the Fund’s assets are growing, it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fees were reasonable and that they were unanimously recommending that the Board approve the renewal of the Fund’s Management Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board determined that the Management Agreement was reasonable and renewed it for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President
John Swhear, Senior Vice-President
Chris E. Kashmerick, Treasurer and Chief Financial Officer
William J. Murphy, Assistant Treasurer
Heather A. Bonds, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.
600 Galleria Parkway NW
Suite 1650
Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

Crawford Dividend Growth Fund:     FY 2008          $12,500

                                                               FY 2007          $13,200

(b)      Audit-Related Fees

                    Registrant

Crawford Dividend Growth Fund:     FY 2008          $0

                                                               FY 2007          $0

(c)     Tax Fees

                    Registrant

Crawford Dividend Growth Fund:     FY 2008          $2,000

                                                               FY 2007          $1,950

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)      All Other Fees

                                 Registrant

Crawford Dividend Growth Fund:     FY 2008          $0

                                                               FY 2007          $0

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                                                Registrant

Audit-Related Fees:          100%

Tax Fees:                         100%

All Other Fees:                 100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2008          $ 0                         $ 0

     FY 2007          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of February 23, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Code is filed herewith

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(a)(3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By

_ __/s/ Anthony Ghoston________________________________________

     Anthony Ghoston, President

Date      03/10/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

____/s/ Anthony Ghoston_______________________________________

Anthony Ghoston, President

Date      03/10/09

By

__ /s/ Christopher E. Kashmerick________________________________

Christopher E. Kashmerick, Treasurer

Date 03/10/09